UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 13, 2001 (Date of earliest event reported)
BETHLEHEM STEEL CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of organization)	1-1941 (Commission File Number)	24-0526133 (I.R.S. Employer Identification Number)
1170 Eighth Avenue Bethlehem, Pennsylvania (Address of principal executive offices)		18016-7699 (Zip Code)
610-694-2424 (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits
Exhibit No.	Exhibit
99.1	Press release dated December 13, 2001 concerning Bethlehem's continued listing on the New York Stock Exchange.
99.2	Press release dated December 13, 2001 concerning certain management changes at Bethlehem.

Item 9. Regulation FD Disclosure

          On December 13, 2001, Bethlehem Steel Corporation issued two press releases, one concerning its continued listing on the New York Stock Exchange and the other concerning certain management changes. The press releases are attached as exhibits to this Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETHLEHEM STEEL CORPORATION (Registrant)

                                                                            by:
/s/ L. A. Arnett L. A. Arnett Vice President and Controller

Date: December 13, 2001

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INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Press release dated December 13, 2001 concerning Bethlehem's continued listing on the New York Stock Exchange.
99.2	Press release dated December 13, 2001 concerning certain management changes at Bethlehem.